UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2022

Global Tech Industries Group, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-10210	83-0250943
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

511 Sixth Avenue, Suite 800 New York, NY 10011

(Address of Principal Executive Offices) (Zip Code)

(212) -204-7926

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Securities registered pursuant to Section 12(g) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock	GTII	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets

On January 3, 2022, Global Tech Industries Group, Inc. (the “Company”) acquired Bronx Family Eye Care, Inc. The purchase price was two million six hundred fifty thousand (2,650,000) shares of the Company’s common stock.

The Company is also filing this Form 8-K to provide the financial statements of Bronx Family Eye Care, Inc. and the proforma information required by Item 9.01 of Form 8-K with respect to the acquisition of Bronx Family Eye Care, Inc.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statement of Businesses Acquired

The audited financial statements as of and for the years ended December 31, 2020, and 2019 and related notes, are filed as Exhibit 99.1 to this report and incorporated herein by reference.

The unaudited financial statements as of and for the nine month periods ended September 30, 2021, and 2020 and related notes, are filed as Exhibit 99.2 to this report and incorporated herein by reference.

(b) Proforma Financial Information

The unaudited pro forma condensed combined balance sheet as of September 30, 2021, and the unaudited proforma condensed combined statement of operations for the year ended December 31, 2020, and the nine months ended September 30, 2021, showing the pro forma effects of the Company’s acquisition of Bronx Family Eye Care, Inc., and related notes, are filed as Exhibit 99.3 to the report and are incorporated herein by reference.

(c) Exhibits

Exhibit No.	Description
99.1	Audited financial statements of Bronx Family Eye Care, Inc. as of and for the years ended December 31, 2020 and 2019.
99.2	Unaudited financial statements of Bronx Family Eye Care, Inc. as of and for the periods ended September 30, 2021 and 2020.
99.3	Global Tech Industries Group, Inc.’s unaudited proforma condensed consolidated financial information.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Global Tech Industries Group, Inc.

Date: January 7, 2022	By:	/s/ David Reichman
Chairman & CEO

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.